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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                     --------------------------------------
                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 1995

                                IFR SYSTEMS, INC.
- --------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
- --------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-14224                                48-0777904
- ------------------------            -----------------------------------
(COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NO.  )

10200 WEST YORK STREET, WICHITA, KANSAS                       67215
- ---------------------------------------                       -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                         (316)  522-4981
- --------------------------------------------------------------------------------
         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)






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         Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 21, 1995, the Registrant consummated the acquisition of substantially all of the assets of York Technology Limited, a company incorporated in England ("York Tech England"), and York Technology Inc. , a New Jersey corporation ("York Tech USA"), as well as the real estate and building previously leased by York Tech England (the "York Tech Building"). The total purchase price (exclusive of closing costs) for all of these assets was approximately $6,700,000.

         Cornibi Limited, a company incorporated in England and a subsidiary formed by the Registrant for purposes of the York Tech England acquisition ("Cornibi"), acquired substantially all of the assets of York Tech England pursuant to the terms of an Agreement for the purchase of the business of York Technology Limited dated June 21, 1995 by and among York Limited, the parent company of York Tech England, York Tech England, Cornibi Limited, and the Registrant, as amended by supplemental agreement dated June 29, 1995 (as amended, the "York Tech England Acquisition Agreement"). Under the terms of the York Tech England Acquisition Agreement, Cornibi acquired substantially all of the assets of York Tech England for a total purchase price of $4,071,000, payable with a note in the principal amount of $1,872,000 (the "Term Note") and with the balance paid in cash at closing. The balance of the Term Note, without interest, is to be paid on December 31, 1996, and may, at the option of Cornibi, be paid with shares of the Registrant's common stock based on the average market price of the Registrant's common stock for the twenty trading days ending the business day prior to the date of delivery of the shares in full or partial payment of the Term Note. Contemporaneously with the closing of the York Tech England Acquisition Agreement, Cornibi also purchased the York Tech Building from TKM Group Pension Trust Limited("TKM") for 700,000 British pounds or $1,123,000 pursuant to the terms and conditions of a Freehold Agreement dated June 21, 1995 by and between TKM and Cornibi (the "York Tech Building contract").

         At the same time as the closing of the York Tech England Acquisition Agreement and the York Tech Building Contract, Photon Kinetics, Inc., an Oregon corporation and wholly-owned subsidiary of Registrant ("PK"), acquired substantially all of the assets of York Tech USA pursuant to the terms of an Agreement for the purchase of the business of York Technology Inc. dated June 21, 1995 by and among York Limited, the English parent company of York Tech USA, York Tech USA, PK, and the Registrant (the "York Tech USA Acquisition Agreement"). Under the terms of the York Tech USA Acquisition Agreement, PK acquired substantially all of the assets of York Tech USA for a total purchase price of $1,550,907, payable in cash at closing.

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         York Tech England and York Tech USA designed, manufactured, and sold fiber optic test and measurement equipment primarily for the fiber production and preparation market. Registrant currently intends for Cornibi to continue the business of York Tech England and for PK to continue the business of York Tech USA.

         The purchase prices for York Tech England and York Tech USA transactions were determined by arms-length negotiations between representatives of the Registrant and York Limited. The purchase price for the York Tech Building was determined by arms-length negotiation between representatives of the Registrant and TKM. With the exception of the Term Note, Registrant's source of funds for the acquisitions was a combination of cash reserves and cash from existing credit facilities.

         The foregoing summary of the acquisition of substantially all of the assets of York Tech England and York Tech USA as well as the York Tech Building is qualified in its entirety by reference to the York Tech England Acquisition Agreement, the York Tech USA Acquisition Agreement, and the York Tech Building Contract, copies of which are exhibits hereto and are incorporated herein by reference.


         Item 7.  FINANCIAL STATEMENT AND EXHIBITS.


         (a)      FINANCIAL STATEMENTS.

                           It is impractical to provide the required financial
                  statements at the time this report on form 8-K is filed. Registrant will file the required financial statements under cover of Form 8 as soon as practical, but not later than 60 days after July 6, 1995.

         (b)      PRO FORMA FINANCIAL INFORMATION

                           It is impractical to file pro forma financial
                  information at the time this report on Form 8-K is filed. Registrant will file such pro forma information under cover of Form 8 as soon as practical, but not later than 60 days after July 6, 1995.

         (c)      EXHIBITS

         2.1      Acquisition Agreement for York Technology, Inc. dated June 21,
                  1995.

         2,2      Acquisition Agreement for York Technology, Ltd. dated June 21,
                  1995.

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         2.3      Building transfer agreement with TKM Group Pension Trust
                  Limited dated June 21, 1995.

         2.4      Supplemental Agreement dated June 29, 1995.

         99       Press Release dated June 21, 1995.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   IFR SYSTEMS, INC.



Dated:   July 6, 1995                               By /s/ Bruce C. Bingham
                                                       ------------------------
                                                       Bruce C. Bingham
                                                       Treasurer and
                                                       Chief Financial Officer


















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                                  Exhibit Index




Exhibit                                                         Sequentially
  No.                       Description of Exhibit              Numbered Page
- ------                      ----------------------              -------------


2.1            Acquisition Agreement for York Technology, Inc.
               dated June 21, 1995.                                      *


2.2            Acquisition Agreement for York Technology, Ltd.
               dated June 21, 1995.                                      *

2.3            Building transfer agreement with TKM Group Pension
               Trust Limited dated June 21, 1995.                        *

2.4            Supplemental Agreement dated June 29, 1995.               *

99             Press Release dated June 21, 1995.                        *

















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